Exhibit 10.3.10
WAIVER AGREEMENT TO NOTE AND EQUITY PURCHASE AGREEMENT
     THIS WAIVER AGREEMENT TO NOTE AND EQUITY PURCHASE AGREEMENT (this “Waiver”) is made and entered into as of June 15, 2009 by and among IST ACQUISITIONS, LLC, a Delaware limited liability company (“Parent”), MIRION TECHNOLOGIES (IST) CORPORATION (fka IMAGING AND SENSING TECHNOLOGY CORPORATION), a New York corporation (“Borrower”), MIRION TECHNOLOGIES (CONAX NUCLEAR), INC. (fka IST CONAX NUCLEAR, INC.), a New York corporation, IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP., a New York corporation, IST INSTRUMENTS, INC., a New York corporation, QUADTEK, INC., a Washington corporation (each a “Subsidiary” and collectively the “Subsidiaries” and together with Borrower and Parent, the “Loan Parties”), the securities purchasers that are now and hereafter at any time parties thereto, the securities purchasers that are now and hereafter at any time parties hereto and are listed in Annex A (or any amendment or supplement thereto) attached hereto (each a “Purchaser” and collectively, “Purchasers”), and AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation (“ACFS”), as administrative and collateral agent for Purchasers (in such capacity “Agent”).
RECITALS
     WHEREAS, the Loan Parties, Agent and the Purchasers are parties to that certain Amended and Restated Note and Equity Purchase Agreement, dated as of October 29, 2004 (as amended from time to time, the “Purchase Agreement”), pursuant to which the Purchasers purchased Notes issued by the Loan Parties;
     WHEREAS, as part of a project to change the corporate names of the operating companies within the Mirion corporate group, certain of the Loan Parties or their Affiliates have changed, or are changing, their corporate names; namely, I&ST Canada Inc. to Mirion Technologies (IST Canada) Inc.; Imaging and Sensing Technology Ltd. to Mirion Technologies (IST) Ltd.; IST Auxitrol Nuclear SAS to Mirion Technologies (IST France) SAS; Imaging and Sensing Technology Corporation to Mirion Technologies (IST) Corporation; and, IST Conax Nuclear, Inc. to Mirion Technologies (Conax Nuclear), Inc. (collectively, the “Newly Named Parties”);
     WHEREAS, as part of the broader name change project within the Mirion corporate group, Mirion Technologies (IST) Ltd. (fka Imaging and Sensing Technology Ltd.) created a new corporation having neither assets nor employees (the “Shell Subsidiary”), solely for purposes of protecting the trade name “Imaging and Sensing Technology Ltd.” in the United Kingdom;
     WHEREAS, Quadtek, Inc., Imaging and Sensing Technology International Corporation and IST Instruments, Inc. (the “Dormant Parties”) are each dormant entities with no on-going operations and no employees and Borrower desires to dissolve the Dormant Parties, pursuant to the laws of the jurisdictions in which they are domiciled, in order to simplify the corporate structure and reduce overall administrative costs;

     WHEREAS, I.S. Technology de Puerto Rico, Inc., a Delaware corporation (“IST PR”), a Loan Party under the Purchase Agreement, has been sold by Parent in a transaction and the Loan Parties, Purchaser and Agent now desire to memorialize the Purchasers’ waiver and consent for such prior sale;
     WHEREAS, as part of efforts to ensure consistency in the financial statements of Mirion Technologies, Inc. (“Mirion”) and the Loan Parties, each of which is indirectly wholly owned by Mirion, the Loan Parties have changed, or may change their Fiscal Year to end on June 30th of each year and the Loan Parties, Purchaser and Agent now desire to memorialize the Purchasers’ waiver and consent for such changes;
     WHEREAS, as part of an international tax restructuring of the Mirion corporate group, the Loan Parties, each of which is an indirect wholly owned subsidiary of Mirion, and IST Acquisitions, LLC (the “Transferor”) desire to transfer equity ownership of its wholly owned subsidiary, Mirion Technologies (IST France) SAS (fka IST Auxitrol Nuclear SAS) to its Affiliate Dosimetry Acquisitions (U.S.) LLC;
     WHEREAS, the Purchase Agreement requires the Loan Parties to maintain audit committees and Mirion has undertaken, by and on behalf of the Loan Parties, to complete one consolidated audit including the financial results of the Loan Parties;
     WHEREAS, Agent and Purchasers have agreed to waive sections of the Purchase Agreement with respect to the above matters, as set forth and subject to the terms and conditions in this Waiver;
     NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth, and intending to be legally bound hereby, covenant and agree as follow:
ARTICLE 1
WAIVERS TO PURCHASE AGREEMENT
     1.1 Waiver with Respect to Name Changes.
          1.1.1 Waiver of Notice Period for Changed or Additional Business Names. The Purchasers hereby waive the Loan Parties’ obligations and the Purchasers’ rights, solely with respect to the Newly Named Parties’ obligations to provide at least 30 days advance written notice of a change to its corporate name and establishment of additional trade names, under the Purchase Agreement, including without limitation Section 7.2(p), and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
          1.1.2 Waiver of Loan Parties Covenants Prohibiting the Establishment of Subsidiaries. The Purchasers hereby waive the Loan Parties’ obligations and the Purchasers’ rights, solely with respect to formation of the Shell Subsidiary, under the Purchase Agreement, including without limitation Section 7.2(l), and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.

     1.2 Waiver with Respect to the Dormant Parties and IST PR.
          1.2.1 Waiver of Loan Parties’ Covenants to Preserve Existence and Property. The Purchasers hereby waive the Loan Parties’ obligations and Purchasers’ rights, solely with respect to the dissolution of the Dormant Parties and with respect to the prior sale by Borrower of IST PR, under the Purchase Agreement, including without limitation Sections 7.1(a) and 7.1(b), and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
          1.2.2 Waiver of Loan Parties’ Covenants Not to Merge or Sell Assets. The Purchasers hereby waive the Loan Parties’ obligations and Purchasers’ rights under the Purchase Agreement solely with respect to the prior sale of IST PR, including without limitation Section 7.2(e) of the Purchase Agreement, and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
          1.2.3 Waiver of Loan Parties’ Covenants Not to Amend Charter Documents or Bylaws. The Purchasers hereby waive the Loan Parties’ obligations and Purchasers’ rights under the Purchase Agreement solely with respect to amendments, modifications, termination or waiver of Charter Documents or Bylaws in connection with the dissolution of the Dormant Parties and the prior sale of IST PR, including without limitation Section 7.2(k) of the Purchase Agreement, and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
          1.2.4 Waiver of Purchasers’ Rights in the Event of Dissolution of a Loan Party. The Purchasers hereby waive the Loan Parties’ obligations and Purchasers’ rights, solely with respect the dissolution of the Dormant Parties and the prior sale of IST PR, under the Purchase Agreement, including without limitation Section 13.4(b), and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
     1.3 Waiver of Fiscal Year Covenant. The Purchasers hereby waive the Loan Parties’ obligations and Purchasers’ rights, solely with respect to the Loan Parties that have changed, or may change, their Fiscal Year to end on June 30th of each year, under the Purchase Agreement, including without limitation Section 7.2(n), and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
     1.4 Waiver with Respect to International Tax Restructuring. The Purchasers hereby waive the Loan Parties’ obligations and Purchasers’ rights, solely with respect to the Transferor’s transfer of equity ownership in Mirion Technologies (IST France) SAS to Transferor’s Affiliate, under the Purchase Agreement, including without limitation Sections 7.2(e) and 7.2(f), and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
     1.5 Waiver of Audit Committee and Compensation Committee Requirement. The Purchasers hereby waive the Loan Parties’ obligations and Purchasers’ rights solely with respect to the requirement that the Loan Parties maintain an audit committee and compensation committee, under the Purchase Agreement, including without limitation Sections 7.1(i)(iii) and 7.1(iv) of the Purchase Agreement, and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
     1.6 Waiver of Board of Directors Covenant. The Purchasers hereby waive the Loan Parties’ obligations and Purchasers’ rights solely with respect to the requirements under Section 7.1(i) of the Purchase Agreement, and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
ARTICLE 2
AMENDMENTS
     2.1 Amendment with Respect to Name Change. All references to the former names of the Newly Named Parties in the Purchase Agreement (and in all other provisions of the Transaction Documents) shall be replaced with the new names of the Newly Named Parties upon completion.
     2.2 Amendment with Respect to Board of Directors Covenant. Section 7.1(i) is hereby amended and restated in its entirety to read as follows:
          “(i) Governance.
     (i) Intentionally Deleted.
     (ii) Agent may designate an observer, without voting rights, who will be entitled to attend all committee and member meetings of Parent. Any observer designated by Purchasers shall be entitled to notice of all such meetings and to all information provided to the meeting attendees. Such observer shall receive the same compensation as other non-employee committee members and, in any case, receive reimbursement for reasonable out-of-pocket expenses from Parent incurred in connection with attendance at committee and member meetings.
     (iii) Intentionally deleted.
     (iv) Intentionally deleted.
     (v) All rights of Purchasers under this Section 7.1(i) shall be exercised by Required Purchasers.
     (vi) Parent hereby agrees that, notwithstanding the fiduciary duties a member may have as a member manager of Parent, any observer described in this Section 7.1(i) may share with Agent or any Purchaser and such Purchaser’s legal and financial advisors any confidential information related to the business and operations of the Loan Parties disclosed to him during his participation as an observer to the meetings, unless the member manager specifically directs that such confidential information not be so disclosed.”
     2.3 Amendment with Respect to Fiscal Year Covenant. Section 7.2(n) is hereby amended by replacing the words “April 30” with “June 30.”
ARTICLE 3
EFFECT OF WAIVER
     3.1 No Waiver or Novation. Except for the waivers and amendments contemplated by this Waiver, the execution, delivery and effectiveness of this Waiver shall not (i) operate as a waiver of any future Event of Default, right, power or remedy of the Purchasers, whether created by contract, at law or in equity, (ii) constitute a waiver of, or consent to and departure from, any provision of the Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith (the “Note Documents”), or (iii) be construed and/or deemed to be a satisfaction, novation, cure, modification, amendment or release of the Notes, the Purchase Agreement or the other Note Documents.
     3.2 Ratification. Except as expressly modified hereby, the Purchase Agreement and all other Note Documents, shall remain in full force and effect, and are hereby ratified and confirmed.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
     4.1 Representations and Warranties. The Loan Parties, jointly and severally, represent and warrant to Agent and the Purchasers that (a) they have full power and authority to execute and deliver this Waiver and to perform their obligations hereunder, (b) upon the execution and delivery hereof, this Waiver will be valid, binding and enforceable against the Loan Parties in accordance with its terms and (c) such Loan Party has no defense, counterclaim or offset with respect to the Agreement or the Notes.
ARTICLE 5
CONDITIONS PRECEDENT
     5.1 Conditions Precedent. The effectiveness of this Waiver is subject to Agent’s receipt from the Loan Parties, on or before the date hereof, of an original of this Waiver, duly executed, and delivered in a manner satisfactory to Agent.

ARTICLE 6
AGENT FEES
     6.1 Agent’s Fees and Expenses. The Loan Parties shall pay or cause to be paid to Agent or its designee a fee in the amount of $3,000 in consideration for the negotiation of the Waiver.
ARTICLE 7
MISCELLANEOUS
     7.1 Affirmations. The Loan Parties hereby: (i) affirm all the provisions of the Purchase Agreement, as modified by this Waiver, and all the provisions of each of the other Transaction Documents, (ii) agree that the terms and conditions of the Purchase Agreement, as modified by this Waiver, and all other Transaction Documents, as modified by the Waiver, shall continue in full force and effect, and (iii) except as specifically referenced herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of ACFS or the Purchasers, nor constitute a waiver of any provision of the Agreement or any documents and instruments delivered pursuant to or in connection therewith.
     7.2 Governing Law. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws.
     7.3 Further Assurances. The parties hereto shall, at any time and from time to time following the execution of this Waiver, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Waiver. The Purchasers shall file all necessary instruments to terminate any secured interests in IST PR and the Dormant Parties that exist.
     7.4 Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.
     7.5 Counterparts. This Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.
     7.6 Severability. Whenever possible, each provision of this Waiver shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Waiver is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Waiver.

     7.7 Facsimile Signatures. This Waiver may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.
     7.8 Integration. This Waiver, the Purchase Agreement and the other Transaction Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.
     7.9 Defined Terms. Capitalized terms used in this Waiver and not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.
     7.10 No Third Party Beneficiaries. The terms and provisions of this Waiver shall be for the sole benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Waiver.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Waiver as of the day and year first above written.

LOAN PARTIES: IST ACQUISITIONS, LLC By its sole member Mirion Technologies, Inc.
By:	/s/ Thomas D. Logan
	Name:	Thomas D. Logan
	Title:	Chief Executive Officer

MIRION TECHNOLOGIES (IST) CORPORATION
By:	/s/ Seth B. Rosen
	Name:	Seth B. Rosen
	Title:	Secretary

MIRION TECHNOLOGIES (CONAX NUCLEAR), INC.
By:	/s/ Seth B. Rosen
	Name:	Seth B. Rosen
	Title:	Secretary

IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORPORATION
By:	/s/ Thomas D. Logan
	Name:	Thomas D. Logan
	Title:	Chief Executive Officer

IST INSTRUMENTS, INC.
By:	/s/ Thomas D. Logan
	Name:	Thomas D. Logan
	Title:	Chief Executive Officer

QUADTEK, INC.
By:	/s/ Thomas D. Logan
	Name:	Thomas D. Logan
	Title:	Chief Executive Officer

[Signature Page 1 of 2 to IST Waiver]

AGENT: AMERICAN CAPITAL FINANCIAL SERVICES, INC.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Vice President

PURCHASERS: AMERICAN CAPITAL, LTD.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACAS BUSINESS LOAN TRUST 2005-1
By:	AMERICAN CAPITAL, LTD., as Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACAS BUSINESS LOAN TRUST 2006-1
By:	AMERICAN CAPITAL, LTD., as Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACAS BUSINESS LOAN TRUST 2007-1
By:	AMERICAN CAPITAL, LTD., as Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

[Signature Page 2 of 2 to IST Waiver]

ANNEX A
INFORMATION RELATING TO PURCHASERS
Name and Address of Purchasers
AMERICAN CAPITAL, LTD.
2 Bethesda Metro Center
14th Floor
Bethesda, MD 20814
ACAS BUSINESS LOAN TRUST 2005-1
ACAS BUSINESS LOAN TRUST 2006-1
ACAS BUSINESS LOAN TRUST 2007-1
c/o American Capital, Ltd., as Servicer
2 Bethesda Metro Center
14th Floor
Bethesda, MD 20814